Exhibit 10.3

CANCELLATION OF PROMISSORY NOTE AND SECURITY AGREEMENT

This Cancellation of Promissory Note and Security Agreement (the “Cancellation Agreement”) by and between Fresh Vine Wine, Inc., a Nevada corporation (the “Company”), and Adifex Holdings LLC, a Delaware limited liability company (“Adifex”), is effective as of October 28, 2024.

BACKGROUND

A. The Company and Adifex entered into that certain promissory note (the “Adifex Note”) effective October 7, 2024, under which the Company agreed to lend to Adifex the principal sum of up to $3.5 million.

B. The Adifex Note is secured by all of the assets of Adifex pursuant to that certain security agreement (the “Adifex Security Agreement”) effective as of October 7, 2024.

C. The Company has not advanced any funds to Adifex, and Adifex has not received any funds, under the Adifex Note; and

D. The Company and Adifex desire to cancel the Adifex Note and the Adifex Security Agreement.

AGREEMENT

In consideration of the mutual covenants and agreements contained, the Company and Adifex agree as follows:

The Adifex Note and Adifex Security Agreement are hereby terminated and cancelled, and are of no further force and effect. The Company hereby releases its security interest in the Collateral (as defined in the Adifex Security Agreement) granted to it by Adifex.

The Company and Adifex agree that there are no obligations and commitments outstanding between them whatsoever relating to the Adifex Note and the Adifex Security Agreement.

This Cancellation Agreement may be executed in counterparts and by e-mail or facsimile, each of which when so executed and delivered shall be deemed an original and all such counterparts, taken together, shall constitute one and the same instrument.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement.

FRESH VINE WINE, INC.

By: ______________________________________

Name: Michael Pruitt

Title: Chief Executive Officer

ADIFEX HOLDINGS LLC

By: ______________________________________

Name: Roman Scharf

Title: Authorized Signatory